SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)


                               POPULAR ABS, INC.
--------------------------------------------------------------------------------
(as depositor under a certain Pooling and Servicing  Agreement dated as of
                  March 31, 2004, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-04                52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.  Other Events.
-------------------------

            Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the November 26, 2004 Distribution Date.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POPULAR ABS, INC.


                                            By: /James H. Jenkins/
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO


Dated: November 26, 2004

                                                                                                                         Page 1 of 8
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                                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                          NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL          BEGINNING                                                                                ENDING
                FACE            PRINCIPAL                                                    REALIZED     DEFERRED      PRINCIPAL
   CLASS        VALUE            BALANCE         PRINCIPAL        INTEREST        TOTAL       LOSSES      INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    AF1     165,600,000.00    121,062,545.64    11,075,415.15    219,768.44   11,295,183.59    0.00         0.00      109,987,130.49
    AF2      34,400,000.00     34,400,000.00             0.00     81,087.91       81,087.91    0.00         0.00       34,400,000.00
    AF3      70,500,000.00     70,500,000.00             0.00    206,480.56      206,480.56    0.00         0.00       70,500,000.00
    AF4      18,400,000.00     18,400,000.00             0.00     70,883.69       70,883.69    0.00         0.00       18,400,000.00
    AF5      13,057,000.00     13,057,000.00             0.00     56,562.41       56,562.41    0.00         0.00       13,057,000.00
    AF6      22,000,000.00     22,000,000.00             0.00     85,349.38       85,349.38    0.00         0.00       22,000,000.00
    AV1     175,000,000.00    149,993,325.97     6,153,480.17    289,617.75    6,443,097.92    0.00         0.00      143,839,845.80
    AV2      76,443,000.00     62,050,870.47     4,030,263.17    120,363.72    4,150,626.89    0.00         0.00       58,020,607.30
    M1       58,800,000.00     58,800,000.00             0.00    254,376.35      254,376.35    0.00         0.00       58,800,000.00
    M2       35,700,000.00     35,700,000.00             0.00    165,389.42      165,389.42    0.00         0.00       35,700,000.00
    M3        8,050,000.00      8,050,000.00             0.00     38,105.30       38,105.30    0.00         0.00        8,050,000.00
    M4        7,350,000.00      7,350,000.00             0.00     35,998.27       35,998.27    0.00         0.00        7,350,000.00
    B1        7,350,000.00      7,350,000.00             0.00     23,402.76       23,402.76    0.00         0.00        7,350,000.00
    B2        7,350,000.00      7,350,000.00             0.00     28,302.15       28,302.15    0.00         0.00        7,350,000.00
     R                0.00              0.00             0.00          0.00            0.00    0.00         0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS    700,000,000.00    616,063,742.08    21,259,158.49  1,675,688.11   22,934,846.60    0.00         0.00      594,804,583.59
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     X      700,000,000.00    628,671,104.88             0.00     63,510.24       63,510.24    0.00         0.00      609,239,180.60
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

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                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                         PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           CURRENT
                              BEGINNING                                                  ENDING                           PASS-THRU
    CLASS        CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL               CLASS       RATE
------------------------------------------------------------------------------------------------------------------------------------
     AF1       294751EB4     731.05401957   66.88052627   1.32710411   68.20763037     664.17349330              AF1       2.042500%
     AF2       294751EC2   1,000.00000000    0.00000000   2.35720669    2.35720669   1,000.00000000              AF2       2.829000%
     AF3       294751ED0   1,000.00000000    0.00000000   2.92880227    2.92880227   1,000.00000000              AF3       3.515000%
     AF4       294751EE8   1,000.00000000    0.00000000   3.85237446    3.85237446   1,000.00000000              AF4       4.624000%
     AF5       294751EF5   1,000.00000000    0.00000000   4.33196063    4.33196063   1,000.00000000              AF5       5.199000%
     AF6       294751EG3   1,000.00000000    0.00000000   3.87951727    3.87951727   1,000.00000000              AF6       4.656000%
     AV1       294751EH1     857.10471983   35.16274383   1.65495857   36.81770240     821.94197600              AV1       2.172500%
     AV2       294751EJ7     811.72730623   52.72246210   1.57455516   54.29701725     759.00484413              AV2       2.182500%
      M1       294751EK4   1,000.00000000    0.00000000   4.32612840    4.32612840   1,000.00000000               M1       5.192000%
      M2       294751EL2   1,000.00000000    0.00000000   4.63275686    4.63275686   1,000.00000000               M2       5.560000%
      M3       294751EM0   1,000.00000000    0.00000000   4.73357764    4.73357764   1,000.00000000               M3       5.681000%
      M4       294751EN8   1,000.00000000    0.00000000   4.89772381    4.89772381   1,000.00000000               M4       5.878000%
      B1       294751EP3   1,000.00000000    0.00000000   3.18404898    3.18404898   1,000.00000000               B1       3.582500%
      B2       294751EQ1   1,000.00000000    0.00000000   3.85063265    3.85063265   1,000.00000000               B2       4.332500%
------------------------------------------------------------------------------------------------------------------------------------
    TOTALS                   880.09106011   30.37022641   2.39384016   32.76406657     849.72083370
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      X       N/A            898.10157840    0.00000000   0.09072891    0.09072891     870.34168657               X        0.121228%
------------------------------------------------------------------------------------------------------------------------------------


             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                         Nadezhka Thomas
                                       JPMorgan Chase Bank, N.A. - Structured Finance Services
                                                  4 New York Plaza, 6th Floor
                                                    New York, New York 10004
                                           Tel: (212) 623-4493 / Fax: (212) 623-5930
                                               Email: Nadezhka.Thomas@chase.com

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


                                                                                                                         Page 2 of 8
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                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                      NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                                                                      418,244.67
                         Group I Curtailments                                                                              49,837.45
                         Group I Prepayments                                                                            9,655,396.13
                         Group I Repurchases                                                                                    0.00
                         Group I Liquidation Proceeds                                                                           0.00

                         Group II-A Scheduled Principal                                                                   136,697.39
                         Group II-A Curtailments                                                                            1,424.67
                         Group II-A Prepayments                                                                         5,486,463.73
                         Group II-A Repurchases                                                                                 0.00
                         Group II-A Liquidation Proceeds                                                                        0.00

                         Group II-B Scheduled Principal                                                                    56,471.44
                         Group II-B Curtailments                                                                            2,646.45
                         Group II-B Prepayments                                                                         3,624,742.35
                         Group II-B Repurchases                                                                                 0.00
                         Group II-B Liquidation Proceeds                                                                        0.00

                         Extra Principal Distribution Amount                                                            1,827,234.20

Sec. 4.03 (a)(ii)   Interest Distribution Amounts

                         Interest Distribution - AF-1                                                                     219,768.44
                         Unpaid Interest - AF-1                                                                                 0.00
                         Remaining Unpaid Interest - AF-1                                                                       0.00

                         Interest Distribution - AF-2                                                                      81,087.91
                         Unpaid Interest - AF-2                                                                                 0.00
                         Remaining Unpaid Interest - AF-2                                                                       0.00

                         Interest Distribution - AF-3                                                                     206,480.56
                         Unpaid Interest - AF-3                                                                                 0.00
                         Remaining Unpaid Interest - AF-3                                                                       0.00

                         Interest Distribution - AF-4                                                                      70,883.69
                         Unpaid Interest - AF-4                                                                                 0.00
                         Remaining Unpaid Interest - AF-4                                                                       0.00

                         Interest Distribution - AF-5                                                                      56,562.41
                         Unpaid Interest - AF-5                                                                                 0.00
                         Remaining Unpaid Interest - AF-5                                                                       0.00

                         Interest Distribution - AF-6                                                                      85,349.38
                         Unpaid Interest - AF-6                                                                                 0.00
                         Remaining Unpaid Interest - AF-6                                                                       0.00

                         Interest Distribution - AV-1                                                                     289,617.75

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


                                                                                                                         Page 3 of 8
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                           NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
                         Unpaid Interest - AV-1                                                                                 0.00
                         Remaining Unpaid Interest - AV-1                                                                       0.00

                         Interest Distribution - AV-2                                                                     120,363.72
                         Unpaid Interest - AV-2                                                                                 0.00
                         Remaining Unpaid Interest - AV-2                                                                       0.00

                         Interest Distribution - M-1                                                                      254,376.35
                         Unpaid Interest - M-1                                                                                  0.00
                         Remaining Unpaid Interest - M-1                                                                        0.00

                         Interest Distribution - M-2                                                                      165,389.42
                         Unpaid Interest - M-2                                                                                  0.00
                         Remaining Unpaid Interest - M-2                                                                        0.00

                         Interest Distribution - M-3                                                                       38,105.30
                         Unpaid Interest - M-3                                                                                  0.00
                         Remaining Unpaid Interest - M-3                                                                        0.00

                         Interest Distribution - M-4                                                                       35,998.27
                         Unpaid Interest - M-4                                                                                  0.00
                         Remaining Unpaid Interest - M-4                                                                        0.00

                         Interest Distribution - B-1                                                                       23,402.76
                         Unpaid Interest - B-1                                                                                  0.00
                         Remaining Unpaid Interest - B-1                                                                        0.00

                         Interest Distribution - B-2                                                                       28,302.15
                         Unpaid Interest - B-2                                                                                  0.00
                         Remaining Unpaid Interest - B-2                                                                        0.00

                    Interest Reductions
                         Net Prepayment Interest Shortfalls                                                                     0.00
                         Relief Act Reductions                                                                                217.29

                         Class AF-1 Interest Reduction                                                                         27.34
                         Class AF-2 Interest Reduction                                                                         10.09
                         Class AF-3 Interest Reduction                                                                         25.69
                         Class AF-5 Interest Reduction                                                                          7.04
                         Class AF-4 Interest Reduction                                                                         17.64
                         Class AF-6 Interest Reduction                                                                         10.62
                         Class AV-1 Interest Reduction                                                                         36.03
                         Class AV-2 Interest Reduction                                                                         14.97
                         Class M-1 Interest Reduction                                                                          31.65
                         Class M-2 Interest Reduction                                                                          20.58
                         Class M-3 Interest Reduction                                                                           4.74
                         Class M-4 Interest Reduction                                                                           4.48
                         Class B-1 Interest Reduction                                                                           2.91
                         Class B-2 Interest Reduction                                                                           3.52

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


                                                                                                                         Page 4 of 8
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                                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                            NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------

Sec. 4.03(a)(iii)   Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                                                   0.00
                         Class AF-2 Available Funds Shortfall                                                                   0.00
                         Class AF-3 Available Funds Shortfall                                                                   0.00
                         Class AF-4 Available Funds Shortfall                                                                   0.00
                         Class AF-5 Available Funds Shortfall                                                                   0.00
                         Class AF-6 Available Funds Shortfall                                                                   0.00
                         Class AV-1 Available Funds Shortfall                                                                   0.00
                         Class AV-2 Available Funds Shortfall                                                                   0.00
                         Class M-1 Available Funds Shortfall                                                                    0.00
                         Class M-2 Available Funds Shortfall                                                                    0.00
                         Class M-3 Available Funds Shortfall                                                                    0.00
                         Class M-4 Available Funds Shortfall                                                                    0.00
                         Class B-1 Available Funds Shortfall                                                                    0.00
                         Class B-2 Available Funds Shortfall                                                                    0.00

Sec. 4.03(a)(v)     Pool Principal Balances

                         Group I Beginning Pool Balance                                                               410,596,602.51
                         Group I Ending Pool Balance                                                                  400,473,124.26
                         Group II-A Beginning Pool Balance                                                            153,959,063.67
                         Group II-A Ending Pool Balance                                                               148,334,477.88
                         Group II-B Beginning Pool Balance                                                             64,115,438.70
                         Group II-B Ending Pool Balance                                                                60,431,578.46
                         Total Beginning Pool Balance                                                                 628,671,104.88
                         Total Ending Pool Balance                                                                    609,239,180.60

Sec. 4.03(a)(vi)    Servicing Fee

                         Group I Servicing Fee                                                                            171,081.92
                         Group II-A Servicing Fee                                                                          64,149.61
                         Group II-B Servicing Fee                                                                          26,714.77

Sec. 4.03(a)(viii)  Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                                     29,379.07
                         Group I Recouped Advances Included in Current Distribution                                             0.00
                         Group I Recouped Advances From Liquidations                                                            0.00
                         Group I Aggregate Amount of Advances Outstanding                                                  35,387.19

                         Group II-A Delinquency Advances Included in Current Distribution                                       0.00
                         Group II-A Recouped Advances Included in Current Distribution                                        522.48
                         Group II-A Recouped Advances From Liquidations                                                         0.00
                         Group II-A Aggregate Amount of Advances Outstanding                                                8,272.04

                         Group II-B Delinquency Advances Included in Current Distribution                                       0.00
                         Group II-B Recouped Advances Included in Current Distribution                                      1,549.94
                         Group II-B Recouped Advances From Liquidations                                                         0.00
                         Group II-B Aggregate Amount of Advances Outstanding                                                    0.00

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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

                                                                     Page 5 of 8
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          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                               NOVEMBER 26, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A    Group I,Group II-A, and Group II-B Loans Delinquent

                                     Group 1
--------------------------------------------------------------------------------
  Period                Number           Principal Balance            Percentage
 0-30 days                 254               36,952,789.99                9.23 %
31-60 days                  35                4,792,016.18                1.20 %
61-90 days                   5                  506,824.00                0.13 %
  91+days                    1                  112,207.79                0.03 %
   Total                   295               42,363,837.96               10.59 %
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
  Period                Number           Principal Balance            Percentage
 0-30 days                  78                9,674,354.23                6.52 %
31-60 days                  17                2,203,751.99                1.49 %
61-90 days                   3                  708,323.25                0.48 %
  91+days                    3                  291,194.31                0.20 %
   Total                   101               12,877,623.78                8.69 %
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
  Period                Number           Principal Balance            Percentage
 0-30 days                  33                6,150,152.89               10.18 %
31-60 days                   1                   76,118.53                0.13 %
61-90 days                   2                  439,008.84                0.73 %
  91+days                    1                  439,191.09                0.73 %
   Total                    37                7,104,471.35               11.77 %
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B      Group I,Group II-A, and Group II-B Loans in Foreclosure

                                     Group 1
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                            13                1,890,381.21                0.47 %
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                            10                1,491,621.82                1.01 %
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                             2                  394,160.76                0.65 %
--------------------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)     Group I,Group II-A, and Group II-B Loans in REO

(GRAPHIC OMITTED)
                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 6 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                               NOVEMBER 26, 2004
--------------------------------------------------------------------------------

                                     Group 1
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                             0                        0.00                0.00 %
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                             0                        0.00                0.00 %
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
                        Number           Principal Balance            Percentage
                             0                        0.00                0.00 %
--------------------------------------------------------------------------------

                         Market Value of Group I REO Loans                                                                      0.00
                         Market Value of Group II-A REO Loans                                                                   0.00
                         Market Value of Group II-B REO Loans                                                                   0.00

Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of the Three Largest Loans

                         Group I Three Largest Loans                                                                    1,778,540.25
                         Group II-A Three Largest Loans                                                                 1,228,735.43
                         Group II-B Three Largest Loans                                                                 2,192,585.98

Sec. 4.03(a)(xiii)  Net WAC Cap Carryover

                         Class AV-1 Net WAC Cap Carryover Amounts Due                                                           0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Paid                                                          0.00
                         Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                                 0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Due                                                           0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Paid                                                          0.00
                         Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                                 0.00
                         Class B-1 Net WAC Cap Carryover Amounts Due                                                            0.00
                         Class B-1 Net WAC Cap Carryover Amounts Paid                                                           0.00
                         Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                                  0.00
                         Class B-2 Net WAC Cap Carryover Amounts Due                                                            0.00
                         Class B-2 Net WAC Cap Carryover Amounts Paid                                                           0.00
                         Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                                  0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans
                    with Original Terms <= 36 Months and 60+ Contractually Past Due

                         Group I Aggregate Principal Balance of Balloon Loans                                                   0.00
                         Group II-A Aggregate Principal Balance of Balloon Loans                                                0.00
                         Group II-B Aggregate Principal Balance of Balloon Loans                                                0.00

Sec. 4.03 (a)(xv),  Realized Losses
(xxii)
                         Group I Current Period Realized Losses                                                                 0.00
                         Group I Cumulative Realized Losses                                                                     0.00

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


                                                                                                                         Page 7 of 8
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                                       EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                               NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
                         Group II-A Current Period Realized Losses                                                              0.00
                         Group II-A Cumulative Realized Losses                                                                  0.00
                         Group II-B Current Period Realized Losses                                                              0.00
                         Group II-B Cumulative Realized Losses                                                                  0.00

Sec. 4.03 (a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                                                                      0.00
                         Funds Withdrawn From Reserve Fund For Distribution                                                63,498.61
                         Funds Deposited to Reserve Fund                                                                   63,498.61
                         Ending Balance of Reserve Fund                                                                         0.00

                         Yield Maintenance Payment for Class AV1                                                           44,196.05
                         Yield Maintenance Payment for Class AV2                                                           19,302.56

Sec. 4.03 (a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                                                                    0.00
                         Group II-A Number of Loans Repurchased                                                                 0.00
                         Group II-B Number of Loans Repurchased                                                                 0.00

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of
                     first day of related Due Period)

                         Group I Weighted Average Mortgage Rate                                                                7.30%
                         Group II-A Weighted Average Mortgage Rate                                                             7.03%
                         Group II-B Weighted Average Mortgage Rate                                                             7.03%

Sec. 4.03 (a)(xix)   Weighted Average Remaining Term of Outstanding Loans

                         Group I Weighted Average Remaining Term                                                              323.00
                         Group II-A Weighted Average Remaining Term                                                           350.00
                         Group II-B Weighted Average Remaining Term                                                           350.00

Sec. 4.03 (a)(xxi),  Overcollateralization Amounts
(xxii),(xxiii)
                         Overcollateralization Amount                                                                  14,434,597.00
                         Overcollateralization Target Amount                                                           30,450,000.00
                         Overcollateralization Release Amount                                                                   0.00
                         Overcollateralization Deficiency Amount                                                       16,015,403.00

Sec. 4.03 (a)(xxiv)  Trigger Events

                         Has a Trigger Event Occurred and is continuing?                                                          NO
                         Cumulative Realized Losses as a percentage of the                                                     0.00%
                         Original Pool Balance
                         Senior Enhancement Percentage                                                                        20.45%
                         Senior Specified Enhancement Percentage                                                              44.30%

Sec. 4.03 (a)(xxv)   60+ Day Delinquent Loans

                         60+ Day Delinquent Loans as a percentage of the current                                               1.03%
                         Pool Balance

Sec. 4.03 (a)(xxvi)      Amount of Funds Collected by Trustee under Yield                                                  63,498.61
                         Maintenance Agreement

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


                                                                                                                         Page 8 of 8
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                                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                             NOVEMBER 26, 2004
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
Sec. 4.03 (a)(xxvii) Pre-Funded Amount                                                                                          0.00

(GRAPHIC OMITTED)
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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